Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
August 31, 1999

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.4000%


Excess Protection Level
   3 Month Average  14.61%
      August, 1999  21.50%
      July, 1999  14.58%
      June, 1999  7.74%



Cash Yield                                              38.30%


Investor Charge Offs                                    9.40%


Base Rate                                               7.40%


Over 30 Day Delinquency                                 5.40%


Seller's Interest                                       82.33%


Total Payment Rate                                      11.78%


Total Principal Balance                                $2,051,011,694.63


Investor Participation Amount                          $62,500,000.00


Seller Participation Amount                            $1,688,511,694.63